U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 24, 1998
                Date of Report (Date of earliest event reported)


                                 MIM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                   0-28740                     05-0489664
(State of Organization)    (Commission File Number)           (IRS Employer
                                                           Identification No.)


                               One Blue Hill Plaza
                           Pearl River, New York 10965
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (914) 735-3555
              (Registrant's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets.

     On August 24, 1998, CMP Acquisition Corp. ("CMP"), an Ohio corporation and a wholly-owned subsidiary of MIM Corporation (the "Company"), was merged (the "Merger") with and into Continental Managed Pharmacy Services, Inc. ("Continental"), pursuant to the terms of an Agreement and Plan of Merger, dated as of January 27, 1998, by and among CMP, the Company, Continental and certain principal shareholders of Continental (as amended, the "Merger Agreement"), whereby Continental became a wholly-owned subsidiary of the Company. As a result of the Merger, the former shareholders of Continental received 3,912,448 shares of common stock of the Company (representing approximately 21% of the total outstanding shares after the Merger). Information regarding Continental and the Merger is incorporated herein by reference to the Company's Registration Statement on Form S-4 (File No. 333-60647) filed with the Securities and Exchange Commission (the "Commission") on August 4, 1998, as amended by Amendment No. 1 thereto filed with the Commission on August 5, 1998 (the "Registration Statement"). A copy of the Company's press release dated August 25, 1998 announcing the consummation of the Merger, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Financial Statements.

     The historical consolidated financial statements (including Notes thereto) of Continental for the fiscal years ended December 31, 1995, 1996 and 1997 are incorporated herein by reference to pages F-25 through F-36 of the Registration Statement, which are attached hereto as Exhibit 99.2. The historical consolidated financial statements (including Notes thereto) of Continental for the six months ended June 30, 1998 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

     Pro Forma Financial Information.

     The unaudited combined condensed pro forma financial statements (including Notes thereto) for the fiscal year ended December 31, 1997 and the six months ended June 30, 1998 are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

Exhibits.

2.1 Merger Agreement (incorporated by reference to Exhibit 2.1 to the Registration Statement).

99.1  Press release dated August 25, 1998.

99.2 Consolidated financial statements (including Notes thereto) of Continental for the fiscal years ended December 31, 1995, 1996 and 1997 (incorporated by reference to pages F-25 through F-36 of the Registration Statement).

99.3 Consolidated financial statements (including Notes thereto) of Continental for the six months ended June 30, 1998.

99.4 Unaudited combined condensed pro forma financial statements (including Notes thereto) for the fiscal year ended December 31, 1997 and the six months ended June 30, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MIM CORPORATION



                                       By: /s/ Barry A. Posner
                                           ----------------------------------
                                           Barry A. Posner
                                           Vice President and General Counsel

Date:  September 8, 1998


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                                  EXHIBIT INDEX



Exhibit No.                Exhibit

2.1 Merger Agreement (incorporated by reference to Exhibit 2.1 to the Registration Statement).

99.1  Press Release, dated August 25, 1998.

99.2 Consolidated financial statements (including Notes thereto) of Continental for the fiscal years ended December 31, 1995, 1996 and 1997 (incorporated by reference to pages F-25 through F-36 of the Registration Statement).

99.3 Consolidated financial statements (including Notes thereto) of Continental for the six months ended June 30, 1998.

99.4 Unaudited combined condensed pro forma financial statements (including Notes thereto) for the fiscal year ended December 31, 1997 and the six months ended June 30, 1998.


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